                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



       ----------------------------------------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                            Securities Act of 1934


      Date of Report (Date of earliest event reported): September 6, 1999



                            ARCADIA FINANCIAL LTD.
                          As Servicer with respect to
                 ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1999-A

       ----------------------------------------------------------------

            (Exact name of registrant as specified in its charter)


          Delaware                333-48141         41-1743653

       ----------------------------------------------------------------

(State or other jurisdiction     (Commission       (IRS employer
     of incorporation)            file number)      identification No.)

        7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435

       ----------------------------------------------------------------

                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (612) 942-9880

       ----------------------------------------------------------------



       ----------------------------------------------------------------

         (Former name or former address, if changed since last report)

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISTION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

           Not applicable.

Item 5.    OTHER EVENTS.

           Pursuant to the Sale and Servicing Agreement, dated as of March 1, 1999 (the "Agreement"), among Arcadia Automobile Receivables Trust, 1999-A (the "Trust") as Issuer, Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer, Norwest Bank National Association, as Indenture Trustee (the "Indenture Trustee"), made distributions to the Note Distribution Account for distribution to the holders of notes representing indebtedness of the Trust (the "Noteholders"), and the Indenture Trustee delivered to Noteholders statements required by
           Section 4.9 of the Agreement, which statements were prepared from information contained in the Servicer's Certificate delivered to the Indenture Trustee and Wilmington Trust Company, not in its individual capacity but as Owner Trustee, pursuant to Section 3.9 of the Agreement and attached hereto as Exhibit 99.1.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.    Description
               -----------    --------------

               99.1 Servicer's Certificate, dated September 15, 1999, delivered to the Trustee

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 1999                  ARCADIA AUTOMOBILE RECEIVABLES TRUST,
                                    1999-A


                                    By   ARCADIA FINANCIAL LTD., as Servicer
                                         with respect to Arcadia Automobile
                                         Receivables Trust, 1999-A

                                    By:  /s/ Scott R. Fjellman
                                         --------------------------------------
                                         Scott R. Fjellman
                                         Vice President, Securitization and
                                         Investor Relations

                                INDEX TO EXHIBITS


         Exhibit No.                                                        Page
         -----------                                                        ----

            99.1 Servicer's Certificate, dated September 15, 1999, delivered to the Indenture Trustee and Owner Trustee